                          SECURITIES AND EXCHANGE COMMISSION

                                 450 FIFTH STREET, NW
                                WASHINGTON, DC  20549

                                       FORM 8-K
                                    CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

                                  NOVEMBER 26, 1996
                          (DATE OF EARLIEST EVENT REPORTED)

                            PNC MORTGAGE SECURITIES CORP.
                       AS DEPOSITOR AND MASTER SERVICER UNDER A
                           POOLING AND SERVICING AGREEMENT
                             DATED AS OF NOVEMBER 1, 1996
                            PROVIDING FOR THE ISSUANCE OF

                                   $172,451,886.00

                          MORTGAGE PASS-THROUGH CERTIFICATES
                                    SERIES 1996-3

            Delaware                33-84896          36-4115253

         (State or other          (Commission         (IRS Employer
         jurisdiction of          File Number)   Identification
         Incorporation)                                    Number)

                                75 NORTH FAIRWAY DRIVE
                            VERNON HILLS, ILLINOIS  60061

                       (Address of principal executive offices)

                 Registrant's telephone number, including area code:

                                    (708) 549-6500

Item 5.  OTHER EVENTS

DESCRIPTION OF THE CERTIFICATES AND THE MORTGAGE POOL.*

    On November 26, 1996 (the "Closing Date"), PNC Mortgage Securities Corp. (the "Company"), pursuant to a pooling and servicing agreement, dated as of November 1, 1996, between the Company and First Bank National Association, as trustee, caused the Mortgage Pass-Through Certificates, Series 1996-3, to be issued (the "Certificates") which consist of the following twenty-two (22) classes: (i) Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11 and Class A-12 (the "Class A Certificates"), (ii) Class X and Class P, (iii) Class B-1, Class B-2 and Class B-3 (the "Senior Subordinate Certificates"), (iii) Class B-4, Class B-5 and Class B-6 (the "Junior Subordinate Certificates" and, with the Senior Subordinate Certificates, the "Subordinate Certificates" or the "Class B Certificates") and (v) Class R and Class R-1 (the "Residual Certificates" and with the Class A, Class X and Class P Certificates, the "Senior Certificates"). The Class A-1, Class A-2, Class A-7, Class A-8, Class A-10 and Class A-11 Certificates are sometimes referred to as the "LIBOR Certificates". The Class A-1, Class A-7 and Class A-10 Certificates are sometimes referred to as the "Floater Certificates" and the Class A-2, Class A-8 and Class A-11 Certificates are sometimes referred to as the "Inverse Floater Certificates". Only the Senior Certificates and the Senior Subordinate Certificates (collectively, the "Offered Certificates") are offered to the public pursuant to the Company's Prospectus dated November 21, 1996 (the "Prospectus"), and Prospectus Supplement dated November 21, 1996 (the "Prospectus Supplement"). The Junior Subordinate Certificates are not offered to the public pursuant to the Prospectus and Prospectus Supplement. The Certificates, other than the Class R-1 Certificates, evidence all the beneficial ownership interest in a trust (the "Certificate Trust") established by the Company, the assets of which, together with the Class R-1 Certificates described in the Prospectus Supplement, evidence all of the beneficial ownership interest in another trust (the "Mortgage Trust") also established by the Company. The Mortgage Trust consists of a pool of conventional fixed-rate one- to four-family residential mortgage loans or cooperative apartment loans with original terms to maturity of not more than 30 years (the "Mortgage Loans") deposited and master serviced by the Company, and certain other assets, as described in the Prospectus Supplement. Certain interest shortfalls on the Class A-3 Certificates arising out of Curtailments or Payoffs on the Mortgage Loans will be paid out of the Reserve Fund (as defined in the Prospectus Supplement), to the extent funds are available therein. The Reserve Fund is not part of either Trust.

    The Company has caused elections to be made to treat the Mortgage Trust and the Certificate Trust as "real estate mortgage investment conduits" (each, a "REMIC") for federal income tax purposes. All of the certificates issued by the Mortgage Trust and the Certificate Trust, other than the Class R-1 Certificates and the Class R Certificates, represent ownership of REMIC "regular interests". The Class R Certificates and the Class R-1 Certificates represent ownership of the REMIC "residual interests" in the Certificate Trust and the Mortgage Trust, respectively. See "Certain Federal Income Tax Consequences" in the Prospectus Supplement and in the Prospectus.

    The Offered Certificates, other than the Class R-1 Certificates, evidence interests only in the Certificate Trust and are payable solely from amounts received with respect thereto. The Class R-1 Certificates evidence the residual interests in only the Mortgage Trust.
















____________________________

* Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Prospectus, dated November 21, 1996, and Prospectus Supplement, dated November 21, 1996, of PNC Mortgage Securities Corp., relating to its Mortgage Pass-Through Certificates, Series 1996-3.

    The initial Class Principal Balance, initial Remittance Rate and Last Scheduled Distribution Date for each Class of Offered Certificates is set forth in the table below:
                     INITIAL CLASS          INITIAL             LAST SCHEDULED
     CLASS         PRINCIPAL BALANCE   REMITTANCE RATE (1)*   DISTRIBUTION DATE
     -----         -----------------   --------------------   -----------------
    Class A-1      $   4,800,000.00     Floating Rate (2)     December 25, 2026
    Class A-2                  0.00     Floating Rate (3)     December 25, 2026
    Class A-3         21,000,000.00          7.250%           December 25, 2026
    Class A-4          6,550,287.00          8.000%           December 25, 2026
    Class A-5         17,344,181.00          8.000%           December 25, 2026
    Class A-6         35,469,082.00          7.000%           December 25, 2026
    Class A-7         17,734,541.00     Floating Rate (4)     December 25, 2026
    Class A-8                  0.00     Floating Rate (5)     December 25, 2026
    Class A-9         26,350,000.00          7.500%           December 25, 2026
    Class A-10        22,685,145.00     Floating Rate (6)     December 25, 2026
    Class A-11                 0.00     Floating Rate (7)     December 25, 2026
    Class A-12        12,291,667.00          9.000%           December 25, 2026
    Class X                    0.00          8.000%  (8)      December 25, 2026
    Class P            1,172,035.00            (9)            December 25, 2026
    Class B-1          3,483,876.00          8.000%           December 25, 2026
    Class B-2          2,177,422.00          8.000%           December 25, 2026
    Class B-3          1,393,550.00          8.000%           December 25, 2026
    Class R                   50.00          8.000%           December 25, 2026
    Class R-1                 50.00          8.000%           December 25, 2026
_________________________
(1) Interest distributed to the Offered Certificates on each Distribution Date will have accrued during the preceding calendar month, except for (i) the LIBOR Certificates which will accrue interest during the period from the 25th of the month prior to each Distribution Date to the 24th of the month of such Distribution Date and (ii) the Class P Certificates which will not be entitled to receive interest.

(2) The initial Remittance Rate for the Class A-1 Certificates is 5.975% per annum. Thereafter, the Class A-1 Certificates will accrue interest at a per annum rate equal to LIBOR (as defined in the Prospectus Supplement) plus 0.600%, subject to a minimum and maximum Remittance Rate of 0.600% and 9.000% per annum, respectively.

(3) The initial Remittance Rate for the Class A-2 Certificates is 3.025% per annum. Thereafter, the Class A-2 Certificates will accrue interest at a per annum rate equal to 8.400% minus LIBOR, subject to a minimum and maximum Remittance Rate of 0.000% and 8.400% per annum, respectively. The Class A-2 Certificates will not be entitled to receive distributions of principal and will accrue interest on the Class A-2 Notional Amount which will equal the Class A-1 Principal Balance at the time of determination.

(4) The initial Remittance Rate for the Class A-7 Certificates will be 5.875% per annum. Thereafter, the Class A-7 Certificates will accrue interest at a per annum rate equal to LIBOR plus 0.500%, subject to a minimum and maximum Remittance Rate of 0.500% and 8.500% per annum, respectively.

(5) The initial Remittance Rate for the Class A-8 Certificates is 2.625% per annum. Thereafter, the Class A-8 Certificates will accrue interest at a per annum rate equal to 8.000% minus LIBOR, subject to a minimum and maximum Remittance Rate of 0.000% and 8.000% per annum, respectively. The Class A-8 Certificates will not be entitled to receive distributions of principal and will accrue interest on the Class A-8 Notional Amount which will equal the Class A-7 Principal Balance at the time of determination.

(6) The initial Remittance Rate for the Class A-10 Certificates will be 5.775% per annum. Thereafter, the Class A-10 Certificates will accrue interest at a per annum rate equal to LIBOR plus 0.400%, subject to a minimum and maximum Remittance Rate of 0.400% and 9.000% per annum, respectively.

(7) The initial Remittance Rate for the Class A-11 Certificates is 3.225% per annum. Thereafter, the Class A-11 Certificates will accrue interest at a per annum rate equal to 8.600% minus LIBOR, subject to a minimum and maximum Remittance Rate of 0.000% and 8.600% per annum, respectively. The Class A-11 Certificates will not be entitled to receive distributions of principal and will accrue interest on the

    Class A-11 Notional Amount which will equal the Class A-10 Principal Balance at the time of determination.

(8) The Remittance Rate on the Class X Certificates will be 8.000% per annum. The Class X Certificates will accrue interest on the Class X Notional Amount. The "Class X Notional Amount" will equal for any Distribution Date the sum of (a) the product of (x) the aggregate scheduled principal balance, as of the second preceding Due Date after giving effect to payments scheduled to be received as of such Due Date, whether or not received, or with respect to the initial Distribution Date, as of the Cut-Off Date, of the Mortgage Loans having Pass-Through Rates in excess of 8.000% per annum (the "Premium Rate Mortgage Loans") and (y) a fraction, the numerator of which is the weighted average of the Stripped Interest Rates (as defined in the Prospectus Supplement) for the Premium Rate Mortgage Loans as of such Due Date and the denominator of which is 8.000% and (b) the product of (1) the Class A-3 Principal Balance and (2) a fraction, the numerator of which is equal to 0.750% and the denominator of which is 8.000%. The Class X Notional Amount as of the Cut-Off Date is $8,792,643.

(9) The Class P Certificates are not entitled to receive distributions of interest.

    The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance outstanding as of November 1, 1996 (the "Cut-Off Date"), after deducting payments due on or before that date, of approximately $174,193,827.

    Each Mortgage Loan has a first payment date during the period from October, 1991 through December, 1996, inclusive, and had an original term to maturity of not more than 30 years. As of the Cut-Off Date, the Mortgage Interest Rate on each Mortgage Loan was not less than 6.875% and not more than 10.250% per annum. As of the Cut-Off Date, the weighted average of the Mortgage Interest Rates on the Mortgage Loans was approximately 8.576% per annum.

    Each Mortgage Loan has a pass-through rate (the "Pass-Through Rate") equal to the excess, if any, of the Mortgage Interest Rate for such Mortgage Loan over the sum of the Servicing Fee and the Master Servicing Fee for such Mortgage Loan. As of the Cut-Off Date, the Pass-Through Rate for each Mortgage Loan was not less than 6.585% and not more than 9.585% per annum. As of the Cut-Off Date, the weighted average of the Pass-Through Rates for the Mortgage Loans was approximately 8.260% per annum.

    All of the Mortgage Loans have principal and interest payable on the first day of each month (the "Due Date"). Three of the Mortgage Loans, constituting approximately 0.4% of the Mortgage Pool, are Buydown Loans. The latest original scheduled maturity of any Mortgage Loan is November, 2026. Each of the Mortgage Loans has original terms to maturity ranging from 20 to 30 years, and as of the Cut-Off Date, the weighted average remaining term to maturity (adjusted for Curtailments) of the Mortgage Loans was approximately 357.1 months. At origination, based upon an appraisal of the Mortgaged Property securing each Mortgage Loan, approximately 75.2% of the Mortgage Loans had Loan-to-Value Ratios less than or equal to 80%, and approximately 24.8% of the Mortgage Loans had Loan-to-Value Ratios greater than 80% but less than or equal to 95%. No Mortgage Loan had a Loan-to-Value Ratio at origination greater than 95%. At origination, the weighted average of the Loan-to-Value Ratios of the Mortgage Loans was approximately 76.9%. As of the Cut-Off Date, the weighted average of the Loan-to-Value Ratios of the Mortgage Loans was approximately 76.8%. As of the Cut-Off Date, approximately 24.8% of the Mortage Loans were covered by a Primary Insurance Policy. All of the Mortgage Loans with Loan-to-Value Ratios as of the Cut-Off Date in excess of 80% were covered by Primary Insurance Policy. At origination, each Mortgage Loan had a principal balance of not less than $20,000 nor more than $1,040,000, and the average principal balance of the Mortgage Loans as of the Cut-Off Date was approximately $274,754. Approximately 97.2% of the Mortgage Loans were secured by owner-occupied Mortgage Properties which were the primary residences of the related Mortgagors, based solely on representations of the Mortgagors obtained at the origination of the related Mortgage Loans, and approximately 2.8% of the Mortgage Loans were secured by owner-occupied Mortgaged Properties which were second or vacation homes of the related Mortgagors, based solely on such representations. None of the Mortgage Loans were secured by Mortgaged Properties which were investor properties of the related Mortgagors, based solely on such representations. Approximately 0.2% of the Mortgage Loans are secured by interests in cooperative apartments. The aggregate principal balance of Mortgage Loans in the Mortgage Pool originated under a reduced documentation programs (including certain Mortgage Loans for which verification of income and deposits was not required), which generally limits the original Loan-to-Value Ratio of the Mortgage Loan, was approximately $17,446,334, which is approximately 10.0% of the Mortgage Pool. As of the Cut-Off Date, the weighted average of the Loan-to-Value Ratios of such Mortgage Loans originated under such reduced documentation programs was approximately 63.2%. The aggregate principal balance of Mortgage Loans in the Mortgage Pool originated under a no documentation program was approximately $299,818, which was approximately 0.2% of the Mortgage Pool. The original Mortgage Notes with respect to six Mortgage Loans, which constitute approximately 1.1% of the Mortgage Pool, have been lost and with respect to such Mortgage Loans the mortgage file contains a copy or duplicate original of the Mortgage Note, together with an affidavit certifying that the original thereof has been lost or destroyed. See "Description of Certificate -- Assignment of Mortgage Loans" and "-- Representations and Warranties" in the Prospectus for a description of the Company's obligation to purchase or substitute for any such Mortgage Loan in certain circumstances.

    Approximately 28.3% of the Mortgage Loans are secured by Mortgaged Properties located in California; 7.8%, in New York; 6.8%, in New Jersey; 6.2%, in Colorado; 5.6%, in Texas; and no other single state contains Mortgaged Properties securing more than 5% of the Mortgage Loan. No more than 1.1% of the Mortgage Loans are secured by Mortgaged Properties located in any one California zip code area, and no more than 0.6% of the Mortgage Loans are secured by Mortgaged Properties located in any other single zip code area. Approximately 30.4% of the Mortgage Loans were originated for the purpose of refinancing existing mortgage debt, including cash-out refinancings. Approximately 69.6% of the Mortgage Loans were originated for the purpose of purchasing the Mortgaged Property.

    The Servicing Fee with respect to each Mortgage Loan ranges from a minimum of 0.250% to a maximum of 0.540%, with a weighted average of 0.251%. The Master Servicing Fee with respect to each Mortgage Loan ranges from a minimum of 0.040% to a maximum of 0.050%, with a weighted average of 0.042%. See "Description of Certificates-Servicing Compensation and Payment of Expenses" in the Prospectus for information regarding other possible compensation to the Company and the servicers.

    The following tables describe additional characteristics of the Mortgage Loans as of the Cut-Off Date. All percentages set forth below have been calculated based on the principal balance of the Mortgage Loans as of the Cut-Off Date. Note that the sum of the percentages set forth under the heading "% of Aggregate Balance of Pool" in each of the tables that follow may not equal 100% due to rounding.

Item 7.                 FINANCIAL STATEMENTS AND EXHIBITS

                        The following exhibit is furnished herewith:

                        4.1 Pooling and Servicing Agreement between PNC Mortgage Securities Corp., Depositor and Master Servicer and First Bank National Association, Trustee, dated as of November 1, 1996.

a)  Number of loans:  634
b)  Mortgage Interest Rates:



                         AGGREGATE      PERCENTAGE
MORTGAGE     NUMBER      BALANCES AS    OF AGGREGATE
INTEREST       OF        OF THE CUT-    BALANCE OF
RATE (MIR)   LOANS       OFF DATE       THE POOL
----------   ------  ----------------   ------------
   6.875%        1  $      223,653.85       0.13 %
   7.250%        2  $      743,940.92       0.43 %
   7.625%        1  $      262,436.93       0.15 %
   7.750%       10  $    2,764,542.09       1.59 %
   7.875%       10  $    2,917,893.76       1.68 %
   8.000%       26  $    7,247,137.72       4.16 %
   8.125%       43  $   12,558,699.02       7.21 %
   8.250%       63  $   17,284,056.55       9.92 %
   8.375%       69  $   21,205,040.42      12.17 %
   8.500%      108  $   30,234,487.77      17.36 %
   8.625%       63  $   18,420,291.62      10.57 %
   8.750%       65  $   17,822,143.54      10.23 %
   8.875%       51  $   13,057,662.67       7.50 %
   9.000%       31  $    6,896,684.07       3.96 %
   9.125%       22  $    5,621,934.35       3.23 %
   9.250%       31  $    7,179,987.61       4.12 %
   9.375%       13  $    3,138,718.12       1.80 %
   9.500%       17  $    4,298,972.82       2.47 %
   9.625%        5  $    1,350,977.62       0.78 %
   9.750%        1  $      292,263.58       0.17 %
   9.875%        1  $      454,793.28       0.26 %
  10.250%        1  $      217,508.75       0.12 %
             -----   ----------------    -----------
  TOTAL        634  $  174,193,827.06     100.00 %
             =====   ================

c)  Pass-Through Rates:



                       AGGREGATE                  WEIGHTED AVERAGE
                       BALANCES AS    WEIGHTED        SCHEDULED
     RANGE OF          OF THE CUT-    AVERAGE      REMAINING TERM
PASS-THROUGH RATES     OFF DATE       MIRS           (in months)
------------------   --------------  -----------  ----------------
 6.501 -  6.750%    $    223,653.85     6.875%          353
 6.751 -  7.000%    $    743,940.92     7.250%          355
 7.251 -  7.500%    $  3,250,913.35     7.800%          348
 7.501 -  7.750%    $ 10,727,362.46     7.996%          355
 7.751 -  8.000%    $ 31,620,163.90     8.238%          359
 8.001 -  8.250%    $ 51,794,895.26     8.462%          358
 8.251 -  8.500%    $ 36,991,415.25     8.711%          358
 8.501 -  8.750%    $ 19,915,453.43     8.950%          358
 8.751 -  9.000%    $ 11,312,844.69     9.201%          358
 9.001 -  9.250%    $  6,503,283.70     9.478%          356
 9.251 -  9.500%    $    655,106.97     9.681%          340
 9.501 -  9.750%    $    454,793.28     9.875%          359
                    ---------------     ------        ------
                    $174,193,827.06     8.576% *        358 *
                    ===============

* Represents a weighted average (by principal balance) of all the Mortgage Loans.

d)  Original Principal Balances:



                                    AGGREGATE       PERCENTAGE
                       NUMBER       BALANCES AS     OF AGGREGATE
ORIGINAL                 OF         OF THE CUT-     BALANCE OF
BALANCES               LOANS        OFF DATE        POOL
-------------------    ------   ----------------    ------------
$ 50,000 OR LESS           8   $      331,756.94       0.19 %
$ 50,001 - 75,000         18   $    1,156,490.89       0.66 %
$ 75,001 - 100,000        22   $    2,051,971.38       1.18 %
$100,001 - 150,000        25   $    3,236,648.08       1.86 %
$150,001 - 200,000        25   $    4,435,036.54       2.55 %
$200,001 - 250,000       198   $   45,804,215.70      26.29 %
$250,001 - 300,000       152   $   41,515,741.17      23.83 %
$300,001 - 350,000        63   $   20,422,837.16      11.72 %
$350,001 - 400,000        55   $   20,936,814.92      12.02 %
$400,001 - 450,000        32   $   13,672,382.34       7.85 %
$450,001 - 500,000        10   $    4,728,685.18       2.71 %
OVER $500,000             26   $   15,901,246.76       9.13 %
                       ------   ----------------    ------------
TOTAL                    634   $  174,193,827.06     100.00 %
                       ======   ================

Outstanding principal balance of the smallest Mortgage Loan at the Cut-Off
Date:  $ 19,975.04

Outstanding principal balance of the largest Mortgage Loan at the Cut-Off
Date:  $ 1,038,370.04

e)  Years of Initial Monthly Payment:




                       AGGREGATE         PERCENTAGE
 YEAR      NUMBER      BALANCES AS       OF AGGREGATE
  OF         OF        OF THE CUT-       BALANCE OF
PAYMENT    LOANS       OFF DATE          POOL
-------    ------   ----------------     ------------
  1991         2   $      477,613.47       0.27 %
  1994         1   $      143,227.55       0.08 %
  1996       631   $  173,572,986.04      99.64 %
           ------   ----------------     ------------
TOTAL        634   $  174,193,827.06     100.00 %
           ======   ================

f)  Current Loan-to-Value Ratios:



                           AGGREGATE         PERCENTAGE
  CURRENT       NUMBER     BALANCES AS       OF AGGREGATE
LOAN-TO-VALUE     OF       OF THE CUT-       BALANCE OF
   RATIOS       LOANS      OFF DATE          POOL
--------------  ------  ----------------     ------------
60.00% OR LESS     74  $   18,395,146.02      10.56 %
60.01-70.00%       90  $   22,911,950.35      13.15 %
70.01-75.00%       85  $   23,173,661.67      13.30 %
75.01-80.00%      224  $   66,463,788.68      38.16 %
80.01-85.00%       13  $    3,803,008.93       2.18 %
85.01-90.00%       89  $   25,050,310.57      14.38 %
90.01-95.00%       59  $   14,395,960.84       8.26 %
                 ------  ----------------     ------------
     TOTAL        634  $  174,193,827.06     100.00 %
                ======  ================

g)  Types of Mortgaged Properties:




                                     AGGREGATE         PERCENTAGE
                         NUMBER      BALANCES AS       OF AGGREGATE
PROPERTY                   OF        OF THE CUT-       BALANCE OF
TYPES                     LOANS      OFF DATE          POOL
------------             ------  -----------------     ------------
SINGLE FAMILY DETACHED      469  $  128,816,895.26      73.95 %
CONDOMINIUM                  34  $    8,747,031.70       5.02 %
PLANNED UNIT DEVELOPMENT    122  $   35,017,585.03      20.10 %
HI-RISE CONDO                 4  $    1,093,068.73       0.63 %
MANUFACTURED HOUSING          1  $      246,999.30       0.14 %
HOUSING COOPERATIVES          4  $      272,247.04       0.16 %
                         ------  -----------------     ------------
TOTAL                       634  $  174,193,827.06     100.00 %
                         ======  =================

h)  Geographic Distribution by state:



                                   AGGREGATE         PERCENTAGE
                       NUMBER      BALANCES AS       OF AGGREGATE
                         OF        OF THE CUT-       BALANCE OF
STATE                  LOANS       OFF DATE          POOL
--------------------   ------  -----------------     ------------
ALABAMA                     5  $    1,280,201.05       0.73 %
ARIZONA                    11  $    2,737,401.60       1.57 %
CALIFORNIA                167  $   49,306,450.84      28.31 %
COLORADO                   37  $   10,879,991.35       6.25 %
CONNECTICUT                 9  $    3,435,108.01       1.97 %
DELAWARE                    1  $      135,921.75       0.08 %
DISTRICT OF COLUMBIA        3  $      636,716.68       0.37 %
FLORIDA                    29  $    6,949,437.75       3.99 %
GEORGIA                    18  $    4,165,989.19       2.39 %
HAWAII                      8  $    3,303,070.71       1.90 %
IDAHO                       3  $      774,943.37       0.44 %
ILLINOIS                   12  $    3,681,230.41       2.11 %
INDIANA                     4  $      845,310.81       0.49 %
IOWA                        1  $       54,971.48       0.03 %
KANSAS                      3  $    1,158,700.00       0.67 %
KENTUCKY                    4  $      849,077.52       0.49 %
LOUISIANA                   2  $      606,360.21       0.35 %
MAINE                       1  $      383,779.07       0.22 %
MARYLAND                   12  $    3,016,098.81       1.73 %
MASSACHUSETTS              21  $    5,782,427.56       3.32 %
MICHIGAN                   18  $    4,376,841.57       2.51 %
MINNESOTA                   5  $      799,456.64       0.46 %
MISSISSIPPI                 2  $      548,916.37       0.32 %
MISSOURI                    6  $    1,287,057.41       0.74 %
NEVADA                      7  $    2,138,248.98       1.23 %
NEW HAMPSHIRE               2  $      499,225.14       0.29 %
NEW JERSEY                 45  $   11,850,054.00       6.80 %
NEW MEXICO                  1  $       95,951.52       0.06 %
NEW YORK                   50  $   13,605,355.19       7.81 %
NORTH CAROLINA              4  $      830,738.23       0.48 %
OHIO                        8  $    2,668,341.07       1.53 %
OKLAHOMA                    2  $      587,150.00       0.34 %
OREGON                      7  $    2,038,176.64       1.17 %
PENNSYLVANIA               20  $    4,560,712.83       2.62 %
RHODE ISLAND                5  $      488,354.50       0.28 %
SOUTH CAROLINA              3  $      498,607.67       0.29 %
TENNESSEE                  12  $    2,980,972.00       1.71 %
TEXAS                      36  $    9,686,891.56       5.56 %
UTAH                       14  $    3,646,109.63       2.09 %
VERMONT                     1  $      213,309.42       0.12 %
VIRGINIA                   14  $    4,394,045.97       2.52 %
WASHINGTON                 18  $    5,677,529.01       3.26 %
WYOMING                     3  $      738,593.54       0.42 %
--------------------   ------  -----------------  ------------
             TOTAL        634  $  174,193,827.06     100.00 %


i)  Scheduled maturity years:



                      AGGREGATE        PERCENTAGE
  YEAR    NUMBER      BALANCES AS      OF AGGREGATE
   OF       OF        OF THE CUT-      BALANCE OF
MATURITY  LOANS       OFF DATE         POOL
--------  ------  ------------------   ------------
   2016        3   $      677,290.94       0.39 %
   2021        4   $    1,060,184.14       0.61 %
   2024        1   $      143,227.55       0.08 %
   2025        1   $      253,947.00       0.15 %
   2026      625   $  172,059,177.43      98.77 %
          ------  ------------------   ------------
TOTAL        634   $  174,193,827.06     100.00 %
          ======  ==================

Weighted average (by principal balance) remaining term (adjusted for curtailments) of the Mortgage Loans calculated as of the Cut-Off
Date:  357.1 Months


Latest scheduled maturity of any Mortgage Loan:  November, 2026

j)  Original Terms:



                                AGGREGATE        PERCENTAGE
                   NUMBER       BALANCES AS      OF AGGREGATE
   LOAN TERM         OF         OF THE CUT-      BALANCE OF
  (IN MONTHS)      LOANS        OFF DATE         POOL
---------------    ------   ----------------     ------------
      240               3   $     677,290.94       0.39 %
      300               2   $     582,570.67       0.33 %
      353               1   $     231,851.69       0.13 %
      360             628   $ 172,702,113.76      99.14 %
                   ------   ----------------     ------------
   TOTAL              634   $ 174,193,827.06     100.00 %
                   ======   ================


k)  Documentation Program Types:




                                        AGGREGATE      PERCENTAGE
                             NUMBER     BALANCES AS    OF AGGREGATE
                               OF       OF THE CUT-    BALANCE OF
LOAN TYPE                    LOANS      OFF DATE       POOL
-------------------------    ------  ----------------  ------------
FULL DOCUMENTATION            535   $  156,447,675.14      89.81 %
LIMITED DOCUMENTATION          98   $   17,446,333.67      10.02 %
NO DOCUMENTATION                1   $      299,818.25        .17 %
                             ------  ----------------  ------------
                  TOTAL       634   $  174,193,827.06     100.00 %
                             ======  ================

                                      SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  November 26, 1996.

                                  PNC MORTGAGE SECURITIES
                                  CORP.
                                  (Registrant)

                                  By:  (Thomas G. Lehmann)
                                       -------------------
                                        Thomas G. Lehmann
                                        Vice President
                                        (Authorized Officer)